United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 30, 2021

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

On June 30, 2021, Realty Income Corporation (the “Company,” “our,” “us” or “we”, which terms include, unless otherwise expressly stated or the context otherwise requires, its consolidated subsidiaries) distributed a preliminary prospectus supplement dated June 30, 2021 relating to a public offering of common stock (the “Preliminary Prospectus Supplement”). This Current Report on Form 8-K (this “Report”) is neither an offer to sell nor a solicitation of an offer to buy any such shares of common stock or any other securities. We are filing this Report to provide certain disclosures under the captions “Theater Industry Update,” “Acquisitions Update” and “Liquidity and Capital Markets Update” as set forth below, which are substantially the same as disclosures contained in the Preliminary Prospectus Supplement:

Unless as otherwise indicated or the context otherwise requires, for purposes of the following disclosure, (a) references to our “revolving credit facility” and similar references mean our $3.0 billion unsecured revolving credit facility, references to our “term loan facility” and similar references mean our $250.0 million unsecured term loan facility and references to our “commercial paper program” mean our $1.0 billion unsecured commercial paper program, (b) the term “annualized contractual rent” at any date means monthly contractual rent in effect at such date, multiplied by 12, (c) the term “contractual rent” for any period means the aggregate cash amount charged to clients, including monthly base rent receivables but excluding percentage rent and contractually obligated reimbursements by our clients, for such period, (d) the term “contractual rent collected” for any period means the amount of contractual rent due for such period that is received from clients, including amounts received after the end of such period and amounts in transit for which the client has confirmed payment is in process, but excluding percentage rents and contractually obligated reimbursements by our clients, (e) the term “investment grade clients” means clients with a credit rating, and clients that are subsidiaries or affiliates of companies with a credit rating, of Baa3/BBB- (or the equivalent) or higher from one of the three major rating agencies (Moody’s/S&P/Fitch), (f) references to our “clients” mean our tenants and (g) references to “GBP,” “Sterling” and “£” are to the lawful currency of the United Kingdom. For purposes of determining the aggregate amount of borrowings outstanding under our revolving credit facility as of any specified date, borrowings denominated in GBP are translated into U.S. dollars using the applicable exchange rates as in effect from time to time.

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Theater Industry Update

As of March 31, 2021, clients in the theater industry were lessees of 79 theater properties, representing 5.6% of our total portfolio annualized contractual rent.

As of June 29, 2021, we had collected the following percentages of contractual rent from our theater industry clients for the periods set forth below:

	Month Ended April 30, 2021	Month Ended May 31, 2021	Month Ending June 30, 2021(2)	Quarter Ending June 30, 2021(2)
Contractual rent collected(1) from our theater industry clients	32.3%	31.0%	51.0%	38.1%

(1)	Collection rates are calculated as the aggregate contractual rent collected for the applicable period from the beginning of that applicable period through the last day of that period or, in the case of the month and quarter ending June 30, 2021, through June 29, 2021 (see Note 2 below) divided by the contractual rent charged for the applicable period. Rent collection percentages are calculated based on contractual rents (excluding percentage rents and contractually obligated reimbursements by our clients). Charged amounts have not been adjusted for any COVID-19 related rent relief granted and include contractual rents from any clients in bankruptcy. Due to differences in applicable foreign currency conversion rates and rent conventions, the percentages above may differ from percentages calculated utilizing our total portfolio annualized contractual rent. For information on how we calculate contractual rent collected, please see the information in the second paragraph of this Report.

(2)	Percentages for the month and quarter ending June 30, 2021 reflect aggregate contractual rent collected from the beginning of the applicable period through June 29, 2021 divided by the contractual rent for the entire month or quarter, as applicable. For information on how we calculate contractual rent collected, please see the information in the second paragraph of this Report.

The ability of our theater clients to continue to pay rent to us may be diminished by external events or other circumstances, including any additional adverse impacts resulting from the COVID-19 pandemic, and therefore we cannot assure you that our rental collections from our clients in the theater industry for the quarter ending June 30, 2021 or the months of April, May or June 2021 as of June 29, 2021 are indicative of our rental collections after June 29, 2021.

Acquisitions Update

During the quarter ended March 31, 2021, we invested approximately $1.0 billion in properties and properties under development or expansion, at an initial weighted average cash lease yield of approximately 5.3%. Of such properties, as of March 31, 2021, approximately 39% of the total annualized contractual rent of such properties was attributable to properties leased to investment grade clients.

During the quarter ended June 30, 2021, we invested approximately $1.1 billion in properties and properties under development or expansion, at an initial weighted average cash lease yield of approximately 5.7%. Of such properties, as of June 30, 2021, approximately 54% of the total annualized contractual rent of such properties was attributable to properties leased to investment grade clients.

With respect to the properties and properties under development or expansion in which we have invested during the quarters ended March 31, 2021 and June 30, 2021, as described above, the percentages of investment grade clients and the initial weighted average cash lease yields related to those properties are based on information available as of March 31, 2021 and June 30, 2021, respectively, and are subject to certain assumptions and uncertainties (including those discussed in the next paragraph), and therefore are subject to change and do not purport to be indicative of the percentages or yields as of or for any future date or period.

The initial average cash lease yield for a property is generally computed as estimated contractual first year cash net operating income, which, in the case of a net leased property, is equal to the aggregate cash base rent payable for the first full year of each lease, divided by the total cost of the property. In the case of a property under development or expansion, the contractual lease rate is generally fixed such that rent varies based on the actual total investment in order to provide a fixed rate of return. When the lease does not provide for a fixed rate of return on a property under development or expansion, the initial average cash lease yield is computed as follows: estimated cash net operating income (determined by the lease) for the first full year of each lease, divided by our projected total investment in the property, including land, construction and capitalized interest costs. Since it is possible that a client could default on the payment of contractual rent or that the actual cash base rent, total cost or cash lease yield could differ from our expectations or estimates, we cannot provide assurance that the actual initial weighted average cash lease yields on the applicable properties will not be lower than those described above.

Liquidity and Capital Markets Update

Equity Capital Raising

During the quarter ended March 31, 2021, we raised approximately $691.5 million from the sale of common stock at a weighted average price of $57.06 per share, primarily from our January 2021 issuance of 12,075,000 shares of common stock in an overnight underwritten public offering, where we raised approximately $669.6 million, inclusive of 1,575,000 shares purchased by the underwriters upon the exercise of their option to purchase additional shares.

From April 1, 2021 through June 29, 2021, we raised approximately $457.5 million from the sale of common stock at a weighted average price of $69.01 per share from the sale of 6,629,021 shares, primarily through our existing “at-the-market” program.

Liquidity

As of June 29, 2021, we had a cash and cash equivalents balance of approximately $506.2 million, inclusive of £142.3 million denominated in Sterling. In addition, we had $786.5 million of outstanding borrowings under our revolving credit facility, inclusive of £460.0 million of outstanding Sterling-denominated borrowings, and $650.0 million of outstanding borrowings under our commercial paper program as of June 29, 2021.

The foregoing information does not purport to reflect our results of operations or financial condition for the quarter ending June 30, 2021 or for any future period.

Proposed Notes Offering

We currently intend, on a subsequent date and subject to market conditions, to conduct a public offering of unsecured senior notes (the “Proposed Notes Offering”). The timing, terms and size of the Proposed Notes Offering is dependent on market conditions and our ability to access the debt capital markets on terms acceptable to us. We may elect not to commence or complete the Proposed Notes Offering on the terms or the timeline currently anticipated, or at all. The Proposed Notes Offering is not conditioned upon the closing of the common stock offering contemplated by the Preliminary Prospectus Supplement referred to above. This Report is neither an offer to sell nor a solicitation of an offer to buy any securities pursuant to the Proposed Notes Offering.

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Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income operates and beliefs of and assumptions made by Realty Income management, involve uncertainties that could significantly affect the financial condition or operating results of Realty Income. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; other risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Realty Income; risks associated with the industry concentration of clients; costs related to uninsured losses, condemnation, or environmental issues; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for the Company's common stock or preferred stock; impairment charges; and those additional risks and factors discussed in reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Realty Income. Moreover, other risks and uncertainties of which Realty Income is not currently aware may also affect these forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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The foregoing information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: June 30, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary